    ----------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of report (date of earliest event reported):  July 20, 2001



                         NOTIFY TECHNOLOGY CORPORATION
   ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         California                       000-23025                 77-0382248
  (State or jurisdiction of     (Commission File Number) (I.R.S. Employer Identification No.)
incorporation or organization)

                       1054 S. De Anza Blvd., Suite 105
                              San Jose, CA  95129
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)




      Registrant's telephone number, including area code:  (408) 777-7920



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



    ----------------------------------------------------------------------

Item 5.  Other Events.
         ------------

     On July 20, 2001, Notify Technology Corporation (the "Company") completed a private Preferred Stock and warrant financing. In the financing, the Company sold shares of Series A Preferred Stock convertible into an aggregate of 5,010,000 shares of Common Stock and warrants to purchase an aggregate of 1,753,500 shares of Common Stock at an exercise price of $1.00 per share. The proceeds from the financing, net of the placement agent's commission, were approximately $4,510,000. The Series A Preferred Stock is subject to the terms and conditions of the Certificate of Determination, Preferences and Rights filed herewith as Exhibit 3.1. The form of warrant is filed herewith as Exhibit 4.1. Pursuant to a Registration Rights Agreement filed herewith as Exhibit 10.1, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants.

     The Company previously issued to ComVest Venture Partners, L.P. ("ComVest") a warrant (the "ComVest Warrant") to purchase 118,151 shares of Common Stock on May 15, 2001 in connection with ComVest Venture Partners' commitment to invest in the financing the difference between $5,000,000 and the aggregate amount of money invested by all other investors in the financing. In the financing, ComVest purchased approximately $1,400,000 of securities. ComVest received registration rights similar to investors in the financing with respect to the resale of the shares of Common Stock underlying the ComVest Warrant.

     In connection with the financing, the Company granted Commonwealth Associates, L.P., the placement agent for the financing, an option to purchase
(i) shares of Series A Preferred Stock convertible into an aggregate of 926,850 shares of Common Stock and (ii) a warrant to purchase 324,397 shares of Common Stock at an exercise price of $1.00 per share. The forms of the option and the warrant underlying the option are filed herewith as exhibits 4.2 and 4.3. Pursuant to the Registration Rights Agreement filed herewith as Exhibit 10.2, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock underlying the option.

     The Company believes the proceeds from the financing will enable the Company to meet the net tangible asset requirement set by Nasdaq for the continued listing of the Company's securities on the Nasdaq SmallCap Market. The Company's unaudited Pro Forma Balance sheet dated as of May 31, 2001, which includes the effect of the financing, is filed herewith as Exhibit 99.1.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

      (a)  Financial Statements.

           Not applicable.

      (b)  Pro Forma Financial Information.

           Not applicable.

      (c)  Exhibits

             3.1  Series A Certificate of Determination, Preferences and Rights.

             4.1  Form of Warrant issued to subscribers.

             4.2  Form of Placement Agent's Option.

             4.3  Form of Warrant underlying Placement Agent's Option.

            10.1 Registration Rights Agreement, dated as of July 20, 2001 by and among the Registrant and the subscribers.

            10.2 Form of Registration Rights Agreement, dated as of July 20, 2001 by and between the Registrant and Commonwealth Associates, L.P.

            99.1 Registrant's Unaudited Pro Forma Balance Sheet as of May 31, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NOTIFY TECHNOLOGY CORPORATION


Dated:  July 23, 2001               By:  /s/ Gerald W. Rice
                                         ---------------------------------------
                                         Gerald W. Rice, Chief Financial Officer

                                 Exhibit Index


Exhibit Number           Exhibit Title
--------------           -------------
 3.1                     Series A Certificate of Determination, Preferences and
                         Rights.

 4.1                     Form of Warrant issued to subscribers.

 4.2                     Form of Placement Agent's Option.

 4.3                     Form of Warrant Underlying Placement Agent's Option.

10.1 Registration Rights Agreement, dated as of July 20, 2001 by and among the Registrant and the subscribers.

10.2 Form of Registration Rights Agreement, dated as of July 20, 2001 by and between the Registrant and Commonwealth Associates, L.P.

99.1                     Registrant's Unaudited Pro Forma Balance Sheet as of
                         May 31, 2001.